Exhibit 99.(s)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer constitutes and appoints Jennifer Nichols, Lucia Sitar, Sander M. Bieber, David J. Harris, David M. Geffen, Brian S. Vargo, Victoria M. Szybillo, and Karl Paulson Egbert, and each of them, as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign any and all registration statements, exemptive applications, no-action letter requests and other regulatory filings made applicable to ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be signed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have duly executed this Power of Attorney on the date indicated below.

Name	Title	Date

/s/ P. Gerald Malone	Director	June 11, 2008
P. Gerald Malone

/s/ Neville J. Miles	Director	June 11, 2008
Neville J. Miles

/s/ William J. Potter	Director	June 11, 2008
William J. Potter

/s/ Peter D. Sacks	Director	June 11, 2008
Peter D. Sacks

/s/ John T. Sheehy	Director	June 11, 2008
John T. Sheehy

/s/ Moritz Sell	Director	June 11, 2008
Moritz Sell

/s/ Hugh Young	Director	June 11, 2008
Hugh Young

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer constitutes and appoints Jennifer Nichols, Lucia Sitar, Sander M. Bieber, David J. Harris, David M. Geffen, Brian S. Vargo, Victoria M. Szybillo, and Karl Paulson Egbert, and each of them, as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign any and all registration statements, exemptive applications, no-action letter requests and other regulatory filings made applicable to ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be signed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have duly executed this Power of Attorney on the date indicated below.

Signature	Date

/s/ Brian M. Sherman	December 10, 2008
Brian M. Sherman
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer constitutes and appoints Jennifer Nichols, Lucia Sitar, Megan Kennedy, Alan Goodson, William Baltrus, Timothy Sullivan, Nicola Espie and Matt Woodward,  and each of them, as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign any and all registration statements, exemptive applications, no-action letter requests and other regulatory filings made applicable to ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be signed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have duly executed this Power of Attorney on the date indicated below.

Name	Title	Date

/s/ Christian Pittard	President	December 23, 2009
Christian Pittard

/s/ Andrea Melia	Treasurer and
Andrea Melia	Principal Accounting Officer	December 23, 2009